UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

TIGRENT INC.

(Exact name of registrant as specified in charter)

Colorado	0-27403	84-1475486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 East Cape Coral Parkway, Cape Coral, Florida

(Address of principal executive offices)

33904

(Zip code)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

On September 29, 2010, Anne M. Donoho resigned her position as Chief Financial Officer (“CFO”) of Tigrent Inc. (the “Company”) effective October 19, 2010 to accept a Chief Financial Officer position with another Company.  After her effective resignation date, Ms. Donoho has agreed to provide transitional consulting services to the Company for a two week period.  The Company is conducting a search for a new CFO and until a successor is named, Ms. Donoho’s responsibilities will be assumed by the Company’s Interim Controller and the Company’s Vice President, Finance, both of whom will report directly to Steven C. Barre, the Company’s Interim CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2010	TIGRENT INC.

/s/ Steven C. Barre
Steven C. Barre
Interim Chief Executive Officer